UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 2020

MagnaChip Semiconductor Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-34791	83-0406195
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o MagnaChip Semiconductor S.A. 1, Allée Scheffer, L-2520 Luxembourg, Grand Duchy of Luxembourg		Not Applicable
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (352) 45-62-62

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 30, 2020, MagnaChip Semiconductor Corporation (the “Company”) announced that certain of its wholly-owned subsidiaries (namely, MagnaChip Semiconductor S.A., a Luxembourg société anonyme (“LuxCo”), and MagnaChip Semiconductor, Ltd., a Korean limited liability company (“MSK”)), entered into a definitive agreement for the newly announced sale of its Foundry Services Group business and the fabrication facility located in Cheongju known as “Fab 4” (the “Business”) to Magnus Semiconductor, LLC, a Korean limited liability company (the “Buyer”). The Buyer is a special purpose company formed by Alchemist Capital Partners Korea Co., Ltd. (“Alchemist”) and Credian Partners, Inc. (“Credian”).

On March 31, 2020 (Korea time), LuxCo and MSK entered into a definitive Business Transfer Agreement (the “Business Transfer Agreement”) with the Buyer. On the terms and subject to the conditions set forth in the Business Transfer Agreement, the Buyer agreed to acquire from MSK and certain other wholly-owned direct or indirect subsidiaries of LuxCo (each a “Subsidiary Transferor”, and, collectively, the “Subsidiary Transferors”) certain assets constituting the Business and to assume certain liabilities related to the Business (the “Transaction”) for a purchase price equal to the KRW equivalent of $344,700,000 (the “Base Purchase Price”) in cash (based on the USD to KRW exchange rate on the third business day prior to the anticipated closing date), subject to a working capital adjustment as described in the Business Transfer Agreement. Subject to the terms of the Business Transfer Agreement, all employees of the Business will be transferred to the Buyer as of the closing date, unless any of such employees formally objects to the transfer of his or her employment (in which case, the employment of such employee shall not be transferred to the Buyer) (all such transferred employees, the “transferred employees”). The Buyer will assume all severance liabilities relating to the transferred employees. Subject to certain exceptions, the Business Transfer Agreement is governed by the Laws of Korea.

In the Business Transfer Agreement, LuxCo (with respect to itself, MSK and the Business) and the Buyer (with respect to itself) have made certain representations and warranties. Such representations and warranties survive the closing for a period of eighteen (18) months from the closing date, subject to certain exceptions for Luxco’s representations regarding environmental matters and taxes. Luxco, MSK and the Buyer have also made certain covenants in the Business Transfer Agreement, which survive for sixty (60) days following the closing date in the case of covenants to be performed prior to the closing and survive in accordance with their terms in the case of covenants to be performed after the closing.

MSK and the Buyer have agreed that, from and after the closing, they shall indemnify each other and their respective affiliates and certain other related parties (the “Indemnified Parties”) for losses incurred as a result of breaches of certain representations, warranties and covenants, subject to the survival periods described above. In the case of MSK’s indemnification obligations, it will indemnify the Buyer’s Indemnified Parties against losses (which for a single claim, must exceed $100,000, and which in the aggregate (excluding all single claims which do not exceed $100,000) must exceed the amount equal to one percent (1%) of the Base Purchase Price) incurred as a result of (i) any inaccuracy in or breach of certain representations and warranties relating to contamination and environmental matters and product liabilities, (ii) any failure by LuxCo or MSK to perform any of their respective covenants, and (iii) any liabilities specifically not assumed by the Buyer. LuxCo’s aggregate liability for indemnified losses is limited to four percent (4%) of the Base Purchase Price. The Buyer’s sole and exclusive remedy (subject to limited exceptions set forth in the Business Transfer Agreement) for any losses not subject to indemnification by MSK pursuant to the foregoing sentences will be to make a claim under a buyer-side warranty and indemnity insurance policy (the “W&I Insurance Policy”) to be obtained by the Buyer at the closing of the Transaction. In the case of the Buyer’s indemnification obligations, it will indemnify LuxCo’s Indemnified Parties against losses that are incurred as a result of (i) any inaccuracy in or breach of any representation or warranty made by the Buyer, (ii) any failure by the Buyer to perform its covenants, and (iii) the Buyer’s assumed liabilities.

From the date of the Business Transfer Agreement until the earlier of the consummation of the Transaction and the termination of the Business Transfer Agreement, LuxCo will be subject to certain covenants, including, among other things, certain business conduct restrictions with respect to the operation of the Business (to which it must also cause the Subsidiary Transferors to be subject). In addition, following the closing, for a period of eighteen (18) months, LuxCo has agreed not to (and will cause the Company and its direct and indirect subsidiaries not to) solicit for hiring or hire any transferred employee or any person who has been a transferred employee in the 120 days immediately preceding any solicitation or hire. In addition, for the same eighteen (18)-month period following the closing date, the Buyer has agreed not to (and will cause its direct and indirect subsidiaries and controlled affiliates not to) solicit for hiring or hire any officer or employee in Korea, China, Germany or Taiwan of LuxCo or any of its affiliates, or any such person who was an officer or employee in Korea, China, Germany or Taiwan of LuxCo or any of its affiliates in the 120 days immediately preceding any solicitation or hire. Subject to certain exceptions outlined in the Business Transfer Agreement, from the closing date until the earlier of (i) three (3) years after MSK ceases to provide certain foundry services to the Buyer under a foundry service agreement to be entered into as of the closing date and (ii) six (6) years after the closing date, LuxCo cannot (and will cause the Company and its direct and indirect subsidiaries not to) operate, own, manage, engage in or acquire any interest in any business that provides certain foundry services (as described in the Business Transfer Agreement).

The consummation of the Transaction is subject to certain conditions to each party’s obligations, including, among other things, (i) completion of required regulatory filings, (ii) no orders issued by a governmental authority that enjoins or otherwise prohibits consummation of the Transaction, (iii) the accuracy of the representations and warranties of the other party (generally subject to a customary material adverse effect standard (as described in the Business Transfer Agreement)) and (iv) material compliance with the covenants and obligations to be performed by the other party. The Buyer has certain additional conditions to its obligations to consummate the Transaction, including, (i) no occurrence of a material adverse effect in relation to the Business, (ii) payment of an M&A bonus to each transferred employee and entry into the labor agreement which is an ancillary document to the collective bargaining agreement between MSK and its labor union, and (iii) the affirmation by an independent, third-party information technology consultant that the separation of certain material information technology assets of the Business is complete (this condition will be deemed satisfied on the six (6)-month anniversary of the signing of the Business Transfer Agreement, regardless of whether such affirmation has actually been delivered or not).

The Business Transfer Agreement also contains certain termination rights, including the right of either party to terminate the Business Transfer Agreement if the consummation of the Transaction has not occurred on or before October 31, 2020 (the “Termination Date”), as well as the right to terminate for certain breaches of the Business Transfer Agreement which result in the failure of certain conditions to be satisfied (subject to certain limits), or if all of the conditions to closing have been satisfied or waived and a party fails to close within 10 business days of being notified. If the Business Transfer Agreement is terminated for (i) a party’s failure to close the Transaction when required to do so or (ii) reaching the Termination Date if the non-breaching party would have been able to terminate because of the breaching party’s failure to close the Transaction when required to do so, but for such earlier termination, the breaching party will be required to pay the non-breaching party a termination fee of $34,470,000. As security for the Buyer’s obligation to pay its termination fee, it has deposited into escrow an amount equal to such termination fee. As security for LuxCo’s obligation to pay its termination fee, MSK has granted to the Buyer a first priority factory (kun) mortgage (which secures a maximum amount of $34,470,000) on certain real property assets owned by MSK (LuxCo may elect to replace the kun mortgage at any time with a deposit of cash into escrow equal to $34,470,000).

Concurrently with the Business Transfer Agreement, MSK and the Buyer entered into an escrow agreement (with respect to the Buyer’s security deposit for its termination fee) and a factory (kun) mortgage agreement (with respect to LuxCo’s security for its termination fee). The parties have agreed to enter into related agreements ancillary to the Business Transfer Agreement that will become effective upon the consummation of the Transaction, including a patent cross-license agreement, transitional trademark license agreement, transition services agreements, foundry services agreements, lease agreement for the building known as “R Building” and epitaxy wafer service agreement.

The foregoing description of the Business Transfer Agreement is qualified in its entirety by the full text of the Business Transfer Agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein. The Business Transfer Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Luxco, MSK, the Buyer, or their respective subsidiaries or affiliates. The representations, warranties, and covenants contained in the Business Transfer Agreement were made only for purposes of the Business Transfer Agreement and as of specific dates, were solely for the benefit of the parties to the Business Transfer Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Transfer Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Business Transfer Agreement and should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Business Transfer Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01.	Regulation FD Disclosure.

On March 30, 2020, the Company issued a press release announcing the transactions described above. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information furnished pursuant to this Item 7.01, including the attached press release, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibits be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing by the Company with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Business Transfer Agreement, dated as of March 31, 2020, by and among Magnus Semiconductor, LLC, MagnaChip Semiconductor S.A. and MagnaChip Semiconductor, Ltd.*

99.1	Press Release, dated March 30, 2020

*	The schedules and exhibits to the agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the SEC upon request.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Information in this filing regarding the Company’s forecasts, business outlook, expectations and beliefs are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. All forward-looking statements included in this filing are based upon information available to the Company as of the date of this filing, which may change, and we assume no obligation to update any such forward-looking statements. These statements are not guarantees of future performance and actual results could differ materially from our current expectations. A number of important factors could cause actual results to differ materially from those indicated in such forward-looking statements. These factors include, but are not limited to, (i) the risk that the Transaction may not be completed in a timely manner or at all, (ii) the possibility that any or all of the various conditions to the consummation of the Transaction may not be satisfied or waived, (iii) the occurrence of any event, change or circumstance that could give rise to the termination of the Business Transfer Agreement, (iv) the effect of the announcement or pendency of the Transaction on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally, (v) the risk that revenues following the Transaction may be lower than expected, (vi) the risk that operating costs, customer loss, and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, and suppliers) may be greater than expected, (vii) the assumption of unexpected risks and liabilities, (viii) the outcome of any legal proceedings that may be instituted related to the Business Transfer Agreement or the Transaction, (ix) the diversion of and attention of management of the Company on transaction-related issues and (x) other risks detailed from time to time in the Company’s filings with the SEC, including our Form 10-K filed on February 21, 2020 and subsequent registration statements, amendments or other reports that we may file from time to time with the SEC and/or make available on our website. The Company assumes no obligation and does not intend to update the forward-looking statements provided, whether as a result of new information, future events or otherwise. Accordingly, you should not place undue reliance on these forward looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNACHIP SEMICONDUCTOR CORPORATION

Dated: March 31, 2020	By:	/s/ Theodore Kim
Theodore Kim
Chief Compliance Officer, Executive Vice President, General Counsel and Secretary